Purchase Obligations	12 Months Ended
Dec. 31, 2018
Purchase Obligations
Purchase Obligations

(D.7) Purchase Obligations

€ millions	2018	2017
Contractual obligations for acquisition of property, plant, and equipment and intangible assets	123	207
Other purchase obligations	2,010	934
Purchase obligations	2,133	1,141

The contractual obligations for acquisition of property, plant, and equipment and intangible assets relate primarily to the construction of new and existing facilities and to the purchase of hardware, software, patents, office equipment, and vehicles. The remaining obligations relate mainly to marketing, consulting, maintenance, license agreements, cloud services, and other third-party agreements. The increase is mainly due to new purchase obligations related to cloud services. Historically, the majority of such purchase obligations have been realized.

Maturities

12/31/2018
€ millions	Purchase Obligations
Due 2019	827
Due 2020 to 2023	1,290
Due thereafter	17
Total	2,133